united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-490-4300

Date of fiscal year end: 9/30

Date of reporting period: 9/30/22

Item 1. Reports to Stockholders.

Princeton Premium Fund
Class A Shares: PPFAX
Class I Shares: PPFIX

Annual Report
September 30, 2022

www.PrincetonPremiumFund.com
1-888-868-9501

Distributed by Northern Lights Distributors, LLC
Member FINRA/SIPC

November 30, 2022

Dear Investor,

Each year at this time, Princeton Premium Fund (“The Fund”) provides this letter to investors. The purpose of this letter is to provide a review of the fiscal year ended September 30, 2022 (the “Investment Period”), provide an update on the Fund’s operations and comment on the Fund’s Manager’s (“Manager”) outlook. The Fund is an open-end mutual fund with approximately $306 million in assets under management as of September 30, 2022. The Fund seeks capital appreciation and income by attempting to collect premium each week through the sale of put options on the S&P 500 (SPX) that have approximately a six-to-eight day or less time frame to expiration. The Fund employs a rules-based system that is replicated weekly. Trades are typically placed at multiple times throughout the week. The options-based strategy seeks to generate a weekly profit and was profitable over the course of the Investment Period. Tactical portfolio management overlays are used to help mitigate volatility. By maintaining a weekly investment horizon and relying on over 65 years of history on market movement we believe it is possible to realize positive returns through option transactions while maintaining acceptable risk limits. Risk metrics are utilized when trades are placed initially and to close existing trades to minimize potential losses.

Figure 1

The Fund’s Investment Results

As of September 30, 2022	Q4 2021	Q1 2022	Q2 2022	Q3 2022	One Year	Since Inception*
PPFIX Class I (NAV)*	1.97%	0.25%	-0.75%	0.84%	2.31%	5.17%
PPFAX Class A (NAV)*	1.92%	0.08%	-0.85%	0.77%	1.92%	4.89%
PPFAX Class A (Max Load)*	-3.95%	-5.66%	-6.53%	-5.06%	-3.95%	3.84%
S&P 500 Total Return Index	11.03%	-4.60%	-16.10%	-4.88%	-15.47%	10.86%
Bloomberg US Aggregate Bond Index	0.01%	-5.93%	-4.69%	-4.75%	-14.60%	0.22%

*   Inception date for the I and A share classes is 11/16/2016.

Performance for periods longer than one year is annualized.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. For performance information current to the most recent month-end, please call toll-free (888) 868-9501.

The Fund’s total annual operating expenses are 2.91% and 2.66% for the Class A and I shares, respectively. The Fund’s investment advisor has contractually agreed to waive management fees and to make payments to limit Fund expenses until at least January 31, 2023. After this fee waiver, the expense ratios are 2.52% and 2.27% for the Class A and I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years. The maximum sales load for the Class A shares is 5.75%. A fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions.

www.PrincetonPremiumFund.com	1.888.868.9501

Investment Results & Commentary

During the Investment Period the Fund’s Class I Shares appreciated by 2.31% and the Class A Shares appreciated by 1.92%. Since Inception the Fund’s Class I shares have appreciated by 5.17%(annualized). This performance compares favorably to the S&P 500 Total Return Index (“S&P 500”), which declined by -15.47% during the Investment Period. The Bloomberg US Aggregate Bond Index (“Agg”) declined by -14.60% during the Investment Period.

Q4 2021

The Fourth Quarter of 2021 started off with a bang. The S&P 500 produced a +7.01% return in October as investors stepped in and “bought the dip”. October proved to be the best month of 2021. The rally looked poised to continue in November, with the S&P 500 rising +2.21% through Thanksgiving Eve (11/24). However, news of a new COVID-19 variant (subsequently dubbed Omicron) sent shockwaves through U.S. equity markets on Black Friday (11/26), which is a day with notoriously thin liquidity in any year. That day saw the market decline by -2.27%. The next week brought little respite, as U.S. Federal Reserve Chairman Jerome Powell signaled that quantitative easing would be ending and that it was, in a move that was perhaps long overdue, time to retire the word “transitory” from the inflation discussion. These events sent the S&P 500 down -0.69% in aggregate for November. The S&P 500 somewhat drifted sideways for most of December, returning just +0.10% for the month through 12/20. From there, a classic “Santa Claus rally” appeared and sent the S&P 500 up +4.48% by the end of the month. This rally capped off what became a +11.03% return for the S&P 500 in the Fourth Quarter of 2021.

It was a different story in Fixed income markets for the Fourth Quarter of 2021. With expectations rising that the U.S. Federal Reserve will begin an interest rate lift-off as early as March 2022, the bond markets were on pins and needles. This market recalibration resulted in the Agg falling in both October and December to finish the quarter barely in positive territory (+0.01%).

U.S. equity volatility began the Fourth Quarter of 2021 steadily declining from September 2021. Implied volatility, as measured by the CBOE VIX Index (“VIX”) was relatively low in the first month-and-a-half of the quarter, bottoming out in the 15-16 range. However, it skyrocketed on Black Friday. On that day the VIX Index rose from 18.58 to 28.62. This 54% move was the fourth-largest one-day percentage increase for the VIX Index since its inception in 1990. The VIX Index’s peak for the quarter came a couple of days later at 31.12, and from there it declined to 17.22 by the end of the year as equities rallied.

The Fund returned +1.97% in the Fourth Quarter of 2021. With a more subdued volatility environment during the first month-and-a-half of the quarter the Fund mostly stuck to its baseline 50-60% allocation to the option premium collection strategy and did not have as many opportunities for additional trades as it did during September. In early November one of the Fund’s indicators was signaling that there might be a reversal in the current rally that began in October. This sent the Fund into more conservative positioning until the sharp increase in VIX at the end of November provided the Fund with ample opportunities for a brief period of time. Implied volatility quickly subsided and the Fund went back to its baseline allocation in early December.

www.PrincetonPremiumFund.com	1.888.868.9501

Q1 2022

The US equity markets got a sharp dose of reality in the First Quarter of 2022. The quarterly (and current all-time) high for the S&P 500 came on the first trading day of the calendar year 2022. The next day (1/6/2022) the minutes from the latest Federal Reserve meeting came out and solidified the opinion that interest rates may finally start to rise. This, coupled with increasing tensions between Russia and Ukraine, seemingly shocked the market into shedding over -9% off the S&P 500 (on a closing basis) through 1/27/2022. While a month-end rally did help pare the loss, the S&P 500 finished January 2022 -5.17%, the worst monthly return for the index since March 2020. As the calendar flipped to February and talks of interest rate hikes ratcheted up, the S&P drew down again, reaching a then year-to-date low at -11.17% on 02/23/2022. The next day, after weeks of posturing, Russia invaded Ukraine in one of the most shocking military actions the world has seen in years. While Russia’s invasion of Ukraine has wrought a tragic human toll, US equity markets adopted a “buy the news” approach and rallied over the coming days to pare the February loss for the S&P 500 to just -2.99% from an intra-month low of -6.32%(on a closing basis). March saw the S&P 500 initially fall even lower, with the S&P 500 hitting a quarterly drawdown of -12.82% the week before the Federal Reserve announced it was hiking interest rates 0.25% for the first time since 2018. Once again, rumors becoming reality caused markets to rally, with the S&P 500 posting a blistering +8.61% return over the last 13 trading days of the month to pare the Q1 2022 loss for the index to -4.60%.

The expectation, and eventual reality, of the first tightening actions by the Federal Reserve weighed heavily on fixed income during the quarter. The Bloomberg US Aggregate posted steady losses throughout the quarter to eventually finish the First Quarter of 2022 -5.93%.

U.S. equity volatility ramped up significantly in the First Quarter of 2022 compared to 2021. Implied volatility (as measured by the VIX) came into 2022 at 17.22, and the low for the quarter came the first trading day at 16.60. From there the VIX moved up 92.53% to 31.96 on 03/06/2022 (on a closing basis). The VIX hit the high for the quarter at 36.45 on 3/7/2022. In aggregate, the VIX averaged 25.24 for the First Quarter of 2022, significantly higher than the 19.67 average for the index in 2021.

The Fund returned +0.25% in the First Quarter of 2022. This compared favorably to both the US equity and fixed income markets, which both had negative returns. For the first time in 22 months the Fund had a negative monthly return in January 2022. The Fund’s major realized losses came on 1/24/2022, a day when the S&P 500 had an intra-day drawdown of close to -4.00%. In that environment, several of the Fund’s trades hit their minimum acceptable probabilities and were closed down for losses. After these losses were realized, the S&P 500 erased the entire drawdown and finished positive for the day. While it was frustrating to have the Fund lose performance on a day the S&P 500 posted a gain, we believe these “educated losses” are an extremely important part of the Fund’s risk management protocols. Had the S&P 500 continued to fall and the trades had not been closed down the loss could have been bigger. The Fund posted positive returns in both February and March. February was particularly notable due to the S&P 500 losing -2.99%, compared to the Fund’s gain of +0.93%. During February and March, the higher volatility in US equity markets relative to 2021 provided the Fund with opportunities to place attractive trades. These trades were often placed with a probability greater than the usual 99.5% probability, which proved to be a prudent strategy given the wild gyrations of the S&P 500.

www.PrincetonPremiumFund.com	1.888.868.9501

Q2 2022

The pain continued for the US equity markets in the Second Quarter of 2022. From inflation to rising interest rates and a potential looming recession the markets just could not seem to catch a break. April saw the S&P 500 decline -8.72%. Based on data from Evestment, April 2022 was the 15th worst month for the S&P 500 going back to January 1970 (out of 631 months). May proved no less volatile, but a month-end rally sent the S&P 500 back to flat (+0.18%) for the month from being down as much as -5.47% earlier in the month. June brought more bad news on the inflation front, causing the US Federal Reserve to raise interest rates by 0.75% during the month, the biggest rate hike since 1994. This environment sent the S&P 500 down -10.18% over five trading days (06/08/2022-06/14/2022). Based on daily price data from Bloomberg, that was the 32nd worst five-day selloff since 1950 (out of 18,238 observations). Ultimately, the S&P 500 finished June -8.25%. That ranked as the 21st worst month based on the same data from Evestment mentioned earlier. This left the S&P 500 -16.10% for the Second Quarter of 2022 and -19.96% for the first half of 2022.

Tightening actions by the Federal Reserve continued to weigh heavily on fixed income during the quarter. The Bloomberg US Aggregate posted steady losses throughout most of the quarter to eventually finish the Second Quarter of 2022 -4.69%.

U.S. equity volatility continued at elevated levels in the Second Quarter of 2022. Implied volatility (as measured by the VIX) averaged 27.29 during the quarter. This was higher than the First Quarter of 2022 (25.24) and significantly higher than the average of 19.67 seen in 2021.

The Fund returned -0.75% in the Second Quarter of 2022. This compared favorably to both the US equity and fixed income markets, which had returns of -19.96% and -4.69% respectively. The Fund had realized losses in both April and June 2022. During both months, a significant increase in volatility led to several of the Fund’s trades hitting their minimum acceptable probabilities and were closed down for losses. We believe these “educated losses” are an extremely important part of the Fund’s risk management protocols. Another key component of the Fund’s risk management protocols is to take multiple measures of volatility into account. Several of these measures were running at relatively elevated levels throughout the quarter. This caused the Fund to adopt a more conservative stance than normal, which was a decision that proved prudent at various times during the quarter.

Q3 2022

It was a “tale of two halves” for US equity markets in the Third Quarter of 2022. Coming out of the June FOMC meeting (where they raised the Federal Funds Rate by +0.75%) there were hopes of a “Fed Pivot” on interest rate hikes. This anticipation of seemingly easier financial conditions, even in the face of a seemingly deteriorating macroeconomic backdrop, sent the S&P 500 up +13.94% from the beginning of the quarter through 08/16/2022. This proved to be the high-watermark for the S&P 500 during the quarter, as fears that inflation was proving stickier than the market had anticipated and that the US Federal Reserve would do “whatever it takes” to put the inflation genie back in the bottle sent the S&P 500 tumbling -16.53% in the back half of the quarter to eventually finish the Third Quarter of 2022 -4.88%. This brought the S&P 500 year-to-date performance to -23.87%, which at the time was the lowest level of the year.

A pivotal moment for the quarter came on 08/26/2022 when Fed Chair Jerome Powell gave his speech at the annual Jackson Hole, WY economic symposium. In an eight-minute speech Fed Chair Jerome Powell accomplished his perceived goal of letting the market know that future Fed actions were not being appropriately priced. It is somewhat ironic that it was at the same symposium in 2020 that he announced that the Federal Reserve was going to let inflation overshoot the stated 2% target in order to bring up the long-term average. That policy lasted approximately 18 months. Since the Fed started raising

www.PrincetonPremiumFund.com	1.888.868.9501

interest rates in March 2022 to combat inflation that is proving to not be “transitory” they have raised rates by +2.25% through September, one of the fastest rate hike cycles in history.

Tightening actions by the Federal Reserve continued to weigh heavily on fixed income during the quarter. The Bloomberg US Aggregate posted its second monthly gain of 2022 in July. However, the Agg quickly reversed course in August to eventually finish the Third Quarter of 2022 -4.75%.

U.S. equity volatility continued at elevated levels in the Third Quarter of 2022. Implied volatility (as measured by the VIX) averaged 24.85 during the quarter. This was significantly higher than the average of 19.67 seen in 2021. The VIX Index appears to be getting comfortable at these levels, as the volatility of the VIX (VVIX) remained relatively subdued throughout the quarter other than a spike at the end of September.

The Fund returned +0.84% in the Third Quarter of 2022. The Fund posted positive performance in each of the three months during the quarter. This brought year-to-date performance for the Fund back to positive territory, which compares favorably to both the US equity (S&P 500) and fixed income (Agg) markets, which have year-to-date 2022 returns of -23.87% and - 14.61% respectively.

In an environment such as the one that has manifested itself in 2022 so far, the Fund’s short-term approach to trading options has proved effective at adjusting to current market conditions. In addition, the Fund has closed positions down early or written more conservative trades ahead of macroeconomic events or data reports, such as CPI releases and US Federal Reserve meetings as the risk surrounding these types of events has increased significantly in 2022. While this approach may result in a more conservative return for the Fund in some instances, it has proved effective at avoiding mark-to-market or realized losses that may have stemmed from these events. One example of this effectiveness was the release of August CPI data on 09/13/2022. On this day, the market reacted negatively to a hotter-than-expected CPI report, with the S&P 500 falling -4.32% on that day. PPFIX was flat on 09/13/2022.

Another key component of the Fund’s risk management protocols is to take multiple measures of volatility into account. Several of these measures were running at relatively elevated levels throughout the quarter. This caused the Fund to adopt a more conservative stance than normal, which was a decision that proved prudent at various times during the quarter.

Other Investment Notes:

The portion of the Fund invested in fixed income contributed positively to performance throughout the Investment Period. The Fund currently invests in a portfolio of 90-day Treasury Bills and money market funds. The fund did not have a policy or practice of maintaining a specified level of distributions.

www.PrincetonPremiumFund.com	1.888.868.9501

Outlook

Looking ahead, we are excited about the opportunity set for the Fund. It seems that U.S. equity markets are facing a brave new world. The Federal Reserve seems to have adopted a “whatever it takes” approach to getting inflation under control. In addition, the US economy appears to be cooling off alongside the rest of the world. We are excited about the opportunity set for the Fund as we close out 2022 and believe the Fund has the ability to produce positive results whether equity markets and interest rates are rising or falling.

Please do not hesitate to contact the Fund’s Management if you should have any questions, comments or concerns. They can be reached at (888) 868-9501 or at info@princetonfundadvisors.com.

Very Truly Yours,

Princeton Fund Advisors

Investors should carefully consider the investment objective, risks, charges and expenses of the Princeton Premium Fund. This and other information is contained in the prospectus and should be read carefully before investing. For a prospectus please call the Princeton Premium Fund at 1-888-868-9501. The Fund is distributed by Northern Lights Distributors, LLC, member FINRA/SIPC. Northern Lights Distributors, LLC and Princeton Fund Advisors, LLC are not affiliated.

www.PrincetonPremiumFund.com	1.888.868.9501

IMPORTANT RISKS AND DISCLOSURES:

This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk and to change. The views in this report were those of the Fund’s adviser as November 30, 2017 and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

Mutual funds involve risk, including possible loss of principal.

There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. The value of the Fund’s investments in fixed income securities will fluctuate with changes in interest rates. Options involve risks possibly greater than the risks associated with investing directly in securities. There is no guarantee that the sub-adviser’s options strategy will be effective or that suitable transactions will be available.

The Fund uses options to increase the Fund’s combined long and short exposure which creates leverage, which can magnify the Fund’s potential for gain or loss. The Fund expects its premium collection options strategy to be market neutral and therefore the Fund does not expect to participate fully in positive markets which may not generate positive returns as intended. Liquidity risk may prevent the Fund from selling illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. Dramatic or abrupt volatility within the market would negatively impact the Fund’s premium collection options strategy. The Fund’s return may not match the return of the S&P 500 Index because it is not investing the equity securities that comprise such index. The Fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities.

Definitions:

A Call or Put Option is an agreement that gives an investor the right, but not the obligation, to buy or sell (respectively) a stock, bond, commodity or other instrument at a specified price within a specific time period.

The Strike Price of an option refers to the price at which a call or put option can be exercised (put into effect).

The Expiration Date of an option refers to the last day that the option is valid.

The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Total Return version of the index is shown.

The Cboe Volatility Index (VIX Index) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

9483-NLD-11/16/2022

www.PrincetonPremiumFund.com	1.888.868.9501

Princeton Premium Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2022

The Fund’s performance figures* for the period ended September 30, 2022, as compared to its benchmark:

		Annualized	Annualized	Annualized Inception** -
	One Year	Three Year	Five Year	September 30, 2022
Princeton Premium Fund Class A	1.92%	6.19%	4.19%	4.89%
Princeton Premium Fund Class A with load	(3.95)%	4.12%	2.96%	3.84%
Princeton Premium Fund Class I	2.31%	6.49%	4.48%	5.17%
S&P 500 Total Return Index	(15.47)%	8.16%	9.24%	10.86%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than one year are annualized. The Fund’s return would have been lower had the advisor not waived fees or reimbursed expenses. The Fund’s total annual operating expenses before any fee waiver are 2.91% for Class A shares and 2.66% for Class I shares per the January 28, 2022 prospectus. After fee waivers, the Fund’s total annual operating expenses are 2.52% for Class A and 2.27% for Class I shares. For performance information current to the most recent month-end, please call toll-free 1-888-868-9501.

The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. Investors may not invest in the index directly.

**	Inception date for the fund is November 16, 2016.

Comparison of the Change in Value of a $2,500 Investment

Holdings by Asset Class as of September 30, 2022	% of Net Assets
U.S. Government & Agencies	91.4%
Money Market Fund	3.4%
Put Options Purchased	0.5%
Other Assets Less Liabilities ***	4.7%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

***	Includes derivative exposure.

PRINCETON PREMIUM FUND
SCHEDULE OF INVESTMENTS
September 30, 2022

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 91.4%
	U.S. TREASURY BILLS — 91.4%
22,500,000	United States Treasury Bill(a)(d)	0.0000	10/06/22	$22,495,617
22,000,000	United States Treasury Bill(a)(d)	0.0000	10/13/22	21,984,366
22,500,000	United States Treasury Bill(a)(d)	0.0000	10/20/22	22,473,464
23,500,000	United States Treasury Bill(a)(d)	0.0000	10/27/22	23,459,815
23,500,000	United States Treasury Bill(a)(d)	0.0000	11/03/22	23,446,307
19,000,000	United States Treasury Bill(a)(d)	0.0000	11/10/22	18,945,659
23,000,000	United States Treasury Bill(a)(d)	0.0000	11/17/22	22,918,983
23,000,000	United States Treasury Bill(a)(d)	0.0000	11/25/22	22,904,822
25,000,000	United States Treasury Bill(a)(d)	0.0000	12/01/22	24,881,693
22,000,000	United States Treasury Bill(a)(d)	0.0000	12/08/22	21,879,948
19,000,000	United States Treasury Bill(a)(d)	0.0000	12/15/22	18,892,344
20,000,000	United States Treasury Bill(a)(d)	0.0000	12/22/22	19,859,185
22,500,000	United States Treasury Bill(a)	0.0000	12/29/22	22,326,190
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $286,445,368)			286,468,393

Shares		Fair Value
	SHORT-TERM INVESTMENT — 3.4%
	MONEY MARKET FUND - 3.4%
10,527,460	First American Government Obligations Fund, Class X, 2.77%(Cost $10,527,460)(b)	10,527,460

Contracts(c)		Broker/Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value
	INDEX OPTIONS PURCHASED - 0.5%
	PUT OPTIONS PURCHASED - 0.5%
3,172	S&P 500 INDEX	IB	10/05/2022	$3,050	$967,460,000	$111,020
1,589	S&P 500 INDEX	IB	10/06/2022	2,950	468,755,000	59,587
1,589	S&P 500 INDEX	IB	10/06/2022	3,100	492,590,000	103,285
3,176	S&P 500 INDEX	IB	10/07/2022	2,900	921,040,000	150,860
1,245	S&P 500 INDEX	IB	10/07/2022	3,050	379,725,000	99,600
8,291	S&P 500 INDEX	IB	10/07/2022	3,075	2,549,482,500	746,190
3,184	S&P 500 INDEX	IB	10/07/2022	3,100	987,040,000	358,200
	TOTAL PUT OPTIONS PURCHASED (Cost - $1,914,615)					1,628,742

See accompanying notes to financial statements.

PRINCETON PREMIUM FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022

Fair Value
TOTAL INVESTMENTS - 95.3%(Cost $298,887,443)	$298,624,595
PUT OPTIONS WRITTEN - (0.8)%(Proceeds - $2,992,980)	(2,541,410)
OTHER ASSETS IN EXCESS OF LIABILITIES - 5.5%	17,349,175
NET ASSETS - 100.0%	$313,432,360

Contracts(c)		Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value
	WRITTEN INDEX OPTIONS - (0.8)%
	PUT OPTIONS WRITTEN - (0.8)%
3,172	S&P 500 INDEX	IB	10/05/2022	$3,150	$999,180,000	$158,600
1,589	S&P 500 INDEX	IB	10/06/2022	3,050	484,645,000	95,340
1,589	S&P 500 INDEX	IB	10/06/2022	3,200	508,480,000	170,817
3,176	S&P 500 INDEX	IB	10/07/2022	3,000	952,800,000	206,440
1,245	S&P 500 INDEX	IB	10/07/2022	3,150	392,175,000	155,625
8,291	S&P 500 INDEX	IB	10/07/2022	3,175	2,632,392,500	1,181,468
3,184	S&P 500 INDEX	IB	10/07/2022	3,200	1,018,880,000	573,120
	TOTAL PUT OPTIONS WRITTEN (Proceeds - $2,992,980)					2,541,410

IB Interactive Brokers

(a)	Zero coupon bond.

(b)	Rate disclosed is the seven day effective yield as of September 30, 2022.

(c)	Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

(d)	All or a portion of these investments are segregated as collateral for option contracts. The amount of pledged securities collateral amounted to $264,142,203.

See accompanying notes to financial statements.

Princeton Premium Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2022

ASSETS
Investment securities:
At cost	$298,887,443
At fair value	$298,624,595
Due from broker	9,747,105
Receivable for Fund shares sold	7,981,252
Receivable for securities sold	1,561,251
Interest receivable	23,964
Prepaid expenses and other assets	61,770
TOTAL ASSETS	317,999,937

LIABILITIES
Options written, at fair value (proceeds received $2,992,980)	2,541,410
Payable for securities purchased	1,419,481
Investment advisory fees payable	358,046
Payable for Fund shares redeemed	154,012
Payable to related parties	21,283
Distribution (12b-1) fees payable	3,508
Accrued expenses and other liabilities	69,837
TOTAL LIABILITIES	4,567,577
NET ASSETS	$313,432,360

Net Assets Consist Of:
Paid in capital	$311,438,837
Accumulated earnings	1,993,523
NET ASSETS	$313,432,360

Net Asset Value Per Share:
Class A Shares:
Net Assets	$18,741,809
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,585,137
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$11.82
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%) (a)	$12.54

Class I Shares:
Net Assets	$294,690,551
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	24,522,047
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$12.02

(a)	On investments of $25,000 or more, the offering price is reduced.

See accompanying notes to financial statements.

Princeton Premium Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2022

INVESTMENT INCOME
Interest	$1,734,402
TOTAL INVESTMENT INCOME	1,734,402

EXPENSES
Investment advisory fees	3,262,883
Distribution (12b-1) fees:
Class A	25,323
Broker fees	458,289
Administrative services fees	138,447
Third Party Administrative Servicing Fees	122,860
Registration fees	69,561
Accounting services fees	56,954
Transfer agent fees	31,907
Printing and postage expenses	30,844
Audit and tax fees	23,210
Custodian fees	22,391
Legal fees	20,971
Trustees fees and expenses	18,955
Compliance officer fees	16,262
Insurance expense	2,981
Other expenses	10,204
TOTAL EXPENSES	4,312,042
Less: Fees waived by the advisor	(179,995)
NET EXPENSES	4,132,047
NET INVESTMENT LOSS	(2,397,645)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from :
Investments	(44,412,830)
Options Written	49,213,419
4,800,589
Net change in unrealized appreciation (depreciation) on:
Investments	88,246
Options Written	(89,057)
(811)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	4,799,778
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,402,133

See accompanying notes to financial statements.

Princeton Premium Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2022	September 30, 2021
FROM OPERATIONS
Net investment loss	$(2,397,645)	$(1,019,789)
Net realized gain from investments and options written	4,800,589	8,048,121
Net change in unrealized appreciation (depreciation) on investments and options written	(811)	56,575
Net increase in net assets resulting from operations	2,402,133	7,084,907

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid:
Class A	(266,439)	(14,184)
Class I	(6,591,007)	(141,264)
Net decrease in net assets from distributions to shareholders	(6,857,446)	(155,448)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	17,097,316	784,886
Class I	285,069,264	38,678,352
Net asset value of shares issued in reinvestment of distributions:
Class A	251,320	13,313
Class I	6,008,642	126,999
Payments for shares redeemed:
Class A	(2,235,846)	(1,406,607)
Class I	(60,343,154)	(6,991,979)
Net increase in net assets from shares of beneficial interest	245,847,542	31,204,964

TOTAL INCREASE IN NET ASSETS	241,392,229	38,134,423

NET ASSETS
Beginning of Year	72,040,131	33,905,708
End of Year	$313,432,360	$72,040,131

SHARE ACTIVITY
Class A:
Shares Sold	1,464,122	65,287
Shares Reinvested	21,280	1,220
Shares Redeemed	(190,261)	(126,308)
Net increase (decrease) in shares of beneficial interest outstanding	1,295,141	(59,801)

Class I:
Shares Sold	23,626,152	3,221,748
Shares Reinvested	501,556	11,524
Shares Redeemed	(5,039,205)	(606,348)
Net increase in shares of beneficial interest outstanding	19,088,503	2,626,924

See accompanying notes to financial statements.

Princeton Premium Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
Class A	September 30, 2022		September 30, 2021		September 30, 2020		September 30, 2019		September 30, 2018
Net asset value, beginning of year	$12.44		$10.65		$10.66		$10.53		$10.77
Activity from investment operations:
Net investment loss (1)	(0.18)		(0.28)		(0.15)		(0.09)		(0.16)
Net realized and unrealized gain on investments and options written	0.42		2.12		0.17		0.31		0.21
Total from investment operations	0.24		1.84		0.02		0.22		0.05
Less distributions from:
Net realized gains	(0.86)		(0.05)		(0.03)		(0.09)		(0.29)
Return of capital	—		—		(0.00	) (9)	—		—
Total distributions	(0.86)		(0.05)		(0.03)		(0.09)		(0.29)
Net asset value, end of year	$11.82		$12.44		$10.65		$10.66		$10.53
Total return (2)	1.92%		17.34%		0.14%		2.20%		0.32%
Net assets, at end of year (000s)	$18,742		$3,606		$3,724		$8,229		$16,043
Ratio of gross expenses to average net assets (3)	2.55	% (8)	2.83	% (7)	2.95	% (6)	3.46	% (5)	3.34	% (4)
Ratio of net expenses to average net assets	2.45	% (8)	2.44	% (7)	2.52	% (6)	3.00	% (5)	3.06	% (4)
Ratio of net investment loss to average net assets	(1.50	)% (8)	(2.42	)% (7)	(1.56	)% (6)	(0.91	)% (5)	(1.52	)% (4)
Portfolio Turnover Rate	0%		0%		0%		0%		0%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown assume changes in share price and reinvestment of dividends and capital gain distributions. Had the Advisor not waived a portion of its fees, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(4)	Includes 0.86% for the year ended September 30, 2018 attributed to margin expense on short sales, which are not subject to waiver by the Advisor.

(5)	Includes 0.80% for the year ended September 30, 2019 attributed to margin expense on short sales, which are not subject to waiver by the Advisor.

(6)	Includes 0.32% for the year ended September 30, 2020 attributed to margin expense on short sales, which are not subject to waiver by the Advisor.

(7)	Includes 0.24% for the year ended September 30, 2021 attributed to margin expense on short sales, which are not subject to waiver by the Advisor.

(8)	Includes 0.25% for the year ended September 30, 2022 attributed to margin expense on short sales, which are not subject to waiver by the Advisor.

(9)	Less than $0.005

See accompanying notes to financial statements.

Princeton Premium Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
Class I	September 30, 2022		September 30, 2021		September 30, 2020		September 30, 2019		September 30, 2018
Net asset value, beginning of year	$12.59		$10.75		$10.74		$10.58		$10.79
Activity from investment operations:
Net investment loss (1)	(0.15)		(0.26)		(0.14)		(0.06)		(0.13)
Net realized and unrealized gain on investments and options written	0.44		2.15		0.18		0.31		0.21
Total from investment operations	0.29		1.89		0.04		0.25		0.08
Less distributions from:
Net realized gains	(0.86)		(0.05)		(0.03)		(0.09)		(0.29)
Return of capital	—		—		(0.00	) (9)	—		—
Total distributions	(0.86)		(0.05)		(0.03)		(0.09)		(0.29)
Net asset value, end of year	$12.02		$12.59		$10.75		$10.74		$10.58
Total return (2)	2.31%		17.64%		0.33%		2.48%		0.69%
Net assets, at end of year (000s)	$294,691		$68,434		$30,181		$39,722		$58,683
Ratio of gross expenses to average net assets (3)	2.29	% (8)	2.58	% (7)	2.70	% (6)	3.21	% (5)	3.09	% (4)
Ratio of net expenses to average net assets	2.19	% (8)	2.19	% (7)	2.27	% (6)	2.75	% (5)	2.81	% (4)
Ratio of net investment loss to average net assets	(1.27	)% (8)	(2.17	)% (7)	(1.31	)% (6)	(0.57	)% (5)	(1.28	)% (4)
Portfolio Turnover Rate	0%		0%		0%		0%		0%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown assume changes in share price and reinvestment of dividends and capital gain distributions. Had the Advisor not waived a portion of its fees, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(4)	Includes 0.86% for the year ended September 30, 2018 attributed to margin expense on short sales, which are not subject to waiver by the Advisor.

(5)	Includes 0.80% for the year ended September 30, 2019 attributed to margin expense on short sales, which are not subject to waiver by the Advisor.

(6)	Includes 0.32% for the year ended September 30, 2020 attributed to margin expense on short sales, which are not subject to waiver by the Advisor.

(7)	Includes 0.24% for the year ended September 30, 2021 attributed to margin expense on short sales, which are not subject to waiver by the Advisor.

(8)	Includes 0.24% for the year ended September 30, 2022 attributed to margin expense on short sales, which are not subject to waiver by the Advisor.

(9)	Less than $0.005

See accompanying notes to financial statements.

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2022

1.	ORGANIZATION

The Princeton Premium Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The investment objective of the Fund is to seek capital appreciation and income. The Fund commenced operations on November 16, 2016.

The Fund currently offers Class A and Class I shares. Class I shares are offered at net asset value (“NAV”). Class A shares are offered at NAV plus a maximum sales charge of 5.75%, which may be waived at Princeton Fund Advisors, LLC, (the “Advisor”) discretion. Class C shares are not available for purchase. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update (“ASU”) 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be at amortized cost.

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2022

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to the Adviser as its valuation designee (the “Valuation Designee”). The Board may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, which approval shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

Fair Valuation Process – The applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its NAV. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine, the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Options Transactions – When the Fund writes a call or put option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2022

on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. When the Fund purchases or sells an option, an amount equal to the premium paid or received by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk to the fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default. The Fund purchases and sells put options on the S&P 500 Index, utilizing a premium collection strategy that implements a put spread on the same option contract. For example, the Fund will sell a put option and buy back the same put option at a different price, thereby creating a defined risk trade. The difference is referred to as a “spread.” The Fund’s put spreads each utilize the S&P 500 Index contracts, same maturity date, and same number of contracts, but the options are at different strike prices. When the option expiration date arrives, if all options are out-of-the-money, they expire worthless and the Fund will retain the cash collected when opening the position, net of any cash (premium) paid to purchase the put positions. The value of the derivative instruments outstanding as of September 30, 2022, as disclosed in the Schedule of Investments and the amount of unrealized gains and losses on derivative instruments during the year as disclosed above serve as an indicator of the volume of derivative activity for the Fund.

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations

The derivative instruments outstanding, as of September 30, 2022, as disclosed in the Portfolio of Investments and Statement of Assets and Liabilities, and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period, as disclosed in the Statement of Operations, serve as indicators of the volume of derivative activity for the Fund.

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities for the year ended September 30, 2022:

Derivative	Risk Type	Statement of Assets and Liabilities	Fair Value
Options purchased	Equity	Investment securities: at fair value	$1,628,742
Options written	Equity	Options written, at fair value	2,541,410

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended September 30, 2022:

Derivative Investment Type	Location of Gain/Loss on Derivative
Option purchased	Net realized gain (loss) from Investments
Net change in unrealized appreciation (depreciation) on Investments
Options Written	Net realized gain (loss) from Options Written
Net change in unrealized appreciation (depreciation) on Options Written

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

The following is a summary of the Fund’s derivative investments activity recognized in the Statement of Operations categorized by primary risk exposure for the year ended September 30, 2022:

		Realized gain (loss)
	Primary Risk	on options	Change in unrealized appreciation
Derivative Investment Type	Exposure	contracts	(depreciation) on options contracts
Options Purchased	Equity	$(44,415,488)	$65,882
Options Written	Equity	49,213,419	(89,507)

There were no offsetting arrangements as of September 30, 2022.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available. Investments valued using NAV as a practical expedient are excluded from the fair value hierarchy.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2022 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$—	$286,468,393	$—	$286,468,393
Put Options Purchased	1,628,742	—	—	1,628,742
Money Market Fund	10,527,460	—	—	10,527,460
Total	$12,156,202	$286,468,393	$—	$298,624,595
Liabilities *	Level 1	Level 2	Level 3	Total
Put Options Written	$2,446,070	$95,340	$—	$2,541,410
Total	$2,446,070	$95,340	$—	$2,541,410

The Fund did not hold any Level 3 securities during the period.

*	See Schedule of Investments for industry classification.

In accordance with its investment objectives the Fund may have increased or decreased exposure to one or more of the following risk factors defined below:

Commodity Risk – Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk – Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk – Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk – Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Market and Geopolitical Risk. – The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate-change and climate-related events, pandemics, epidemics, terrorism,

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund. The current coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

Options Risk – Options are subject to changes in the underlying securities or index of securities on which such instruments are based. There is no guarantee that the advisor’s Spread Traded options strategy will be effective or that suitable transactions will be available. The Fund’s Spread Traded option strategy’s profit potential is limited to the net premium received when entering the trades. The potential for loss is an amount equal to the 1) difference between either the strike price of the long put and the strike price of the short put, plus 2) any commissions paid. Maximum loss under the Spread Traded option strategy occurs from the put trade, when the underlying price is less than or equal to the strike price of the short put. A portion of any option premiums may be treated as short-term capital gains and when distributed to shareholders are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account.

Volatility Risk – Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Please refer to the Fund’s prospectus for a full listing of risks associated with these investments.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized to the call date. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

Allocation of Income, Expenses, Gains and Losses – Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Trading Costs – Trading costs generally consists of brokerage commissions, brokerage fees, clearing fees, exchange and regulatory fees, and transaction and National Futures Association fees. Fees vary by type of contract for each purchase and sale or sale and purchase (round turn) of futures, options on futures, and forward contracts. Commissions are paid on each individual purchase and sale transaction.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes – The Fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s September 30, 2019 through September 30, 2021 tax returns or expected to be taken in the Fund’s September 30, 2022 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Ohio and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next six months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

3.	INVESTMENT TRANSACTIONS

For the year ended September 30, 2022 cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $0 and $0, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Princeton Fund Advisors, LLC serves as the Fund’s investment advisor.

Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.75% of the Fund’s average daily net assets. For the year ended September 30, 2022, the Fund incurred advisory fees of $3,262,883 of which $358,046 is payable at September 30, 2022.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until January 31, 2023, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses); fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; expenses incurred in connection with any merger or reorganization; and extraordinary expenses; such as litigation expenses (which may include indemnification of Fund officers and Trustees), and contractual indemnification of Fund service providers (other than the Advisor) do not exceed 2.20% and 1.95% per annum of the Fund’s average daily net assets for Class A, and Class I shares, respectively (the “Expense Limitation”). For the year ended September 30, 2022 the Advisor waived fees and reimbursed expenses in the amount of $179,995 pursuant to the Waiver Agreement.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses are subsequently less than the Expense Limitation, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the Expense Limitation. If Fund Operating Expenses subsequently exceed the Expense Limitation the reimbursements shall be suspended.

The Advisor may seek reimbursement only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

The following amounts are subject to recapture by the Advisor by the following dates:

9/30/2023	9/30/2024	9/30/2025
$173,573	$181,343	$179,995

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

The Trust, with respect to the Fund’s Class A shares, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares, respectively, and is paid to Northern Lights Distributors, LLC (“NLD” or the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. For the year ended September 30, 2022, the Fund’s Class A shares incurred $25,323 in fees under the Plan.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A and Class I shares. For the year ended September 30, 2022, the Distributor received $19,729 in underwriting commissions for sales of Class A shares, of which $2,764 was retained by the principal underwriter or other affiliated broker-dealers.

Ultimus Fund Solutions, LLC (“UFS”) – UFS, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of UFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS and NLCS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended September 30, 2022 and September 30, 2021 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2022	September 30, 2021
Ordinary Income	$1,769,488	$—
Long-Term Capital Gain	5,087,958	155,448
Return of Capital	—	—
	$6,857,446	$155,448

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

As of September 30, 2022, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Distributable Earnings
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	/(Accumulated Deficit)
$—	$2,455,581	$(485,083)	$—	$—	$23,025	$1,993,523

The difference between book basis and tax basis accumulated realized gain/(loss) on security transactions and unrealized appreciation is primarily attributable to the mark-to-market on 1256 option contracts.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $485,083.

During the fiscal year ended September 30, 2022, the Fund utilized tax equalization which is the use of earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses, resulted in reclassification for the year ended September 30, 2022, as follows:

Paid
In	Distributable
Capital	Earnings
$5,136	$(5,136)

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a portfolio creates presumption of the control of the portfolio, under section 2(a)(9) of the 1940 Act. As of September 30, 2022, the shareholder listed below held more than 25% of the Fund and may be deemed to control the Fund.

% of Outstanding Shares
TD Ameritrade	38.0%
Pershing LLC	30.9%

7.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

	Gross	Gross
	Unrealized	Unrealized	Net Unrealized
Tax Cost	Appreciation	Depreciation	Appreciation
$295,894,463	$754,736	$(731,711)	$23,025

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust
and the Shareholders of Princeton Premium Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Princeton Premium Fund (the Fund), a series of the Northern Lights Fund Trust , including the schedule of investments, as of September 30, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes to the financial statements (collectively, the financial statements), and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities investments owned as of September 30, 2022, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more Princeton Fund Advisors, LLC advised investment companies since 2010.

Denver, Colorado

November 29, 2022

Princeton Premium Fund
EXPENSE EXAMPLES (Unaudited)
September 30, 2022

As a shareholder of the Princeton Premium Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Princeton Premium Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2022 through September 30, 2022.

Actual Expenses

The “Actual” table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” table below provides information about hypothetical account values and hypothetical expenses based on the Princeton Premium Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Net Expense Ratio
	Account Value	Account Value	During Period*	During Period **
Actual	4/1/2022	9/30/2022	4/1/22 - 9/30/22	4/1/22 - 9/30/22
Class A	$1,000.00	$999.20	$12.46	2.49%
Class I	1,000.00	1,000.80	11.15	2.22%

	Beginning	Ending	Expenses Paid	Net Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period **
(5% return before expenses)	4/1/2022	9/30/2022	4/1/22 - 9/30/22	4/1/22 - 9/30/22
Class A	$1,000.00	$1,012.60	$12.55	2.49%
Class I	1,000.00	1,013.93	11.22	2.22%

*	“Actual” expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365). “Hypothetical” expense information is presented on the basis of the full one-half year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but is multiplied by 183/365 (to reflect the full half-year period).

**	Annualized.

Princeton Premium Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2022

Princeton Fund Advisors, LLC

Adviser to Princeton Premium*

In connection with the regular meeting held on September 21-22, 2022 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the re-approval of an investment advisory agreement (the “Advisory Agreement”) between Princeton Fund Advisors, LLC (“PFA” or the “Adviser”) and the Trust, with respect to the Princeton Premium Fund (“Princeton Premium” or the “Fund”). In considering the re-approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Board noted that PFA was founded in 2011 and had $1.1 billion in assets under management and approximately $2.9 billion in assets under management with affiliates as of June 30, 2022. The Board reviewed the background information on the key investment personnel who were responsible for servicing the Fund, taking into account their education and noting the investment team’s diverse financial industry experience, which included managing hedge funds and implementing alternative investment strategies. The Board reviewed the investment process for Princeton Premium, noting that PFA employed an option premium capture strategy. The Board commented that PFA utilized risk protocols that triggered defensive actions at certain pre-determined levels. The Board noted that PFA reported no material compliance or litigation issues since the last renewal of the Advisory Agreement. The Board further noted that PFA dedicated sufficient resources to support its high maintenance, complex operations and the Fund. Based on the information provided, the Board concluded that PFA could be expected to continue to provide satisfactory service to the Fund and its shareholders.

Performance. Princeton Premium. The Board observed that the Fund received a four-star Morningstar rating. The Board noted that the Fund had demonstrated strong overall performance, outperforming its peer group, Morningstar category, and benchmark over the one-year period. The Board acknowledged that the Fund continued to outperform both the peer group and Morningstar category over the three-year period while underperforming the peer group and Morningstar category over the five-year period. The Board recalled that PFA took over implementing the strategy in May of 2020 and continued to provide strong returns to shareholders. Based on the information provided, the Board concluded that the Fund could be expected to continue to provide satisfactory service to the Fund and its shareholders.

Princeton Premium Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2022

Fees and Expenses. Princeton Premium. The Board noted that the peer group was comprised of ten funds. The Board considered the advisory fee, noting that it was higher than both its peer group and Morningstar category medians and averages. The Board discussed the Fund’s net expense ratio, noting it was higher than its peer group and Morningstar category medians and averages but below the category high. The Board discussed the PFA’s justification for the higher fee noting that PFA believed the fee was reasonable because of the strength and experience of its advisory team, the uniqueness of the Fund’s strategy and the significant time devoted by PFA, including an experienced options strategist who traded and monitored positions throughout the day. The Board noted that the Fund had an expense limitation agreement in place. After discussion, the Board concluded the advisory fee was not unreasonable.

Profitability. The Board acknowledged the effort required to maintain and manage the Fund’s investment program and determined PFA’s profits were not excessive with respect to the Fund.

Economies of Scale. The Board considered whether PFA had achieved economies of scale with respect to the Fund. The Board noted PFA’s belief that the Fund had capacity constraints at certain asset levels. The Board agreed that the expense limitation agreement had provided benefits to shareholders. The Board reviewed the Fund’s current asset levels and concluded that Fund had not attained an asset level at which PFA had achieved meaningful economies of scale in managing the Fund and determined to revisit the matter if circumstances were to change.

Conclusion. Having requested and received such information from PFA as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that renewal of the Advisory Agreement with PFA was in the best interests of the shareholders of the Fund.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Princeton Premium Fund
Additional Information (Unaudited)
September 30, 2022

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the year ended September 30, 2022, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

Princeton Premium Fund

SUPPLEMENTAL INFORMATION (Unaudited)

September 30, 2022

The Trustees and the executive officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); Carlyle Tactical Private Credit Fund (since March 2018) and Independent Director OHA CLO Enhanced Equity II Genpar LLP (since June 2021).
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017).
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015).
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011).
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Director, Lynn Pippenger School of Accountancy Muma College of Business, University of South Florida, Tampa FL (since 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

9/30/22 – NLFT_v1

Princeton Premium Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2022

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf Born in 1969	President Since June 2017	Executive Vice President, Head of Fund Administration, and Product; Ultimus Fund Solutions, LLC (since 2020); Vice President of The Ultimus Group, LLC (since 2019); Executive Vice President, Gemini Fund Services, LLC (2019-2020); President, Gemini Fund Services, LLC (2012-2019); Treasurer of the Trust (2006-June 2017).	N/A	N/A
James Colantino Born in 1969	Treasurer Since June 2017	Senior Vice President Fund Administration, Ultimus Fund Solutions (since 2020); Senior Vice President Fund Administration, Gemini Fund Services, LLC (2012-2020); Assistant Treasurer of the Trust (2006-June 2017).	N/A	N/A
Stephanie Shearer Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Associate Director, Ultimus Fund Solutions (since 2022); Manager of Legal Administration, Ultimus Fund Solutions (2020-2022); Manager of Legal Administration, Gemini Fund Services, LLC (2018-2020); Senior Paralegal, Gemini Fund Services, LLC (2013 - 2018).	N/A	N/A
Michael J. Nanosky Born in 1966	Chief Compliance Officer Since January 2021	Chief Compliance Officer, of the Trust (since January 2021); Vice President-Senior Compliance Officer, Ultimus Fund Solutions (since 2020); Vice President, Chief Compliance Officer for Williamsburg Investment Trust (2020-current); Senior Vice President- Chief Compliance Officer, PNC Funds (2014-2019).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of September 30, 2022, the Trust was comprised of 70 active portfolios managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds in the Trust advised by the Fund’s Advisor. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s Advisor.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-868-9501.

9/30/22 – NLFT_v1

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●    Social Security number and wire transfer instructions

●    account transactions and transaction history

●    investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●    open an account or deposit money

●    direct us to buy securities or direct us to sell your securities

●    seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●    sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●    affiliates from using your information to market to you.

●    sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888 -868-9501 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

INVESTMENT ADVISOR

Princeton Fund Advisors, LLC

1580 Lincoln Street, Suite 680

Denver, CO 80203

ADMINISTRATOR

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

PRINCEPREM-A22

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark H. Taylor and Mark Gersten are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl, Mr. Taylor and Mr. Gersten are independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2022 - $19,250

2021 - $19,250

(b)	Audit-Related Fees

2022 - None

2021 - None

(c)	Tax Fees

2022 - $3,900

2021 - $3,900

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2022 - None

2021 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2022	2021
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2022 - $3,900

2021 - $3,900

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 12/8/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 12/8/22

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/Treasurer

Date 12/8/22